SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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XETA Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

XETA Technologies, Inc.

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of XETA Technologies, Inc. will be held at the Renaissance Tulsa Hotel and Convention Center located at 6808 South 107th East Avenue, Tulsa, Oklahoma, on April 6, 2004 at 6:30 p.m., local time, for the following purposes:

1.	To elect five (5) members to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified;

2.	To approve the XETA Technologies 2004 Omnibus Stock Incentive Plan;

3.	To amend the XETA Technologies 2000 Stock Option Plan to permit the exchange of outstanding options for new options or restricted stock;

4.	To amend the Company’s February 1, 2000 Stock Option Agreement with Larry Patterson to permit the exchange of such options for restricted stock;

5.	To ratify the selection of Grant Thornton LLP as independent certified public accountants for the Company for the 2004 fiscal year; and

6.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on February 24, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. Only shareholders of record at such time will be so entitled to vote. The Company’s Proxy Statement is attached. The Proxy Statement and form of proxy will first be sent to shareholders on or about March 12, 2004.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. THE GIVING OF THIS PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

By Order of the Board of Directors

/s/ Robert B. Wagner

Robert B. Wagner
Secretary

February 13, 2004

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES
EXECUTIVE COMPENSATION AND RELATED INFORMATION
COMPENSATION COMMITTEE REPORT
REPORT OF AUDIT COMMITTEE
RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK PERFORMANCE GRAPH
SHAREHOLDER PROPOSALS AND COMMUNICATIONS WITH DIRECTORS
CORPORATE GOVERNANCE—CODE OF CONDUCT
ANNUAL REPORT ON FORM 10-K
NO INCORPORATION BY REFERENCE
OTHER MATTERS
Appendix A
Appendix “B”
Appendix C
Appendix D
Proxy Card

1814 West Tacoma
Broken Arrow, Oklahoma 74012

PROXY STATEMENT

SOLICITATION OF PROXIES

     This Proxy Statement is being furnished to shareholders of XETA Technologies, Inc. (the “Company”) by its Board of Directors to solicit proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 6, 2004, at the Renaissance Tulsa Hotel and Convention Center located at 6808 South 107th East Avenue, Tulsa, Oklahoma, at 6:30 p.m., local time, or at such other time and place to which the Annual Meeting may be adjourned.

     The purpose of the Annual Meeting is (i) to elect five (5) members to the Company’s Board of Directors (the “Board”) to serve for the ensuing year and until their successors are elected; (ii) to approve the XETA Technologies 2004 Omnibus Stock Incentive Plan; (iii) to amend the XETA Technologies 2000 Stock Option Plan to permit the exchange of outstanding stock options for new stock options or restricted stock; (iv) to amend the terms of the Company’s February 1, 2000 Stock Option Agreement with Larry Patterson to permit the Company to exchange the option for shares of restricted stock; (v) to ratify the selection of Grant Thornton LLP as the Company’s independent certified public accountants for the fiscal year ending October 31, 2004; and (vi) at the discretion of the proxy holders, to transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

     You are urged to promptly complete and return the accompanying proxy card in the envelope provided, whether or not you intend to be present at the Annual Meeting. If you are present at the Annual Meeting and wish to vote your shares in person, the accompanying Proxy will, at your request, be returned to you at the Annual Meeting. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by executing a subsequently dated proxy, submitting a notice of revocation to the Company, or attending the Annual Meeting and voting in person.

     Proxies properly executed and returned will be voted in accordance with the specifications marked on the Proxy card. Proxies containing no specifications will be voted in favor of the proposals described in this Proxy Statement.

     It is expected that this Proxy Statement and the accompanying Proxy card will first be mailed to shareholders on or about March 12, 2004. The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms, banks and other nominees, custodians and fiduciaries for their reasonable expenses incurred in sending proxy materials to beneficial owners of shares and obtaining their instructions. The Company has retained UMB Bank, n.a. to assist in the distribution of the Proxy cards and Proxy Statements for an estimated fee of $1,000. Votes will be tabulated by UMB Bank, n.a.

VOTING SECURITIES

     Only shareholders of record at the close of business on February 24, 2004 (the record date) are entitled to vote at the Annual Meeting and any adjournment thereof. As of January 30, 2004, there were 10,002,952 shares of Common Stock of the Company outstanding (excluding 1,018,788 shares held in treasury). Shareholders are entitled to one vote per share of Common Stock registered in their name on the record date. A majority of the shares entitled to vote, present in person or represented by proxy, is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present in determining whether the quorum requirement is satisfied but are not counted as votes cast in the tabulation of votes on any matter brought before the Meeting. The affirmative vote of a majority of the shares of the Company’s Common Stock represented at the Annual Meeting is required for the election of directors and for each of the other Proposals presented.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company as of December 31, 2003 regarding beneficial ownership of the Company’s Common Stock, par value $.001 per share, by (a) each person known by the Company to own more than five percent (5%) of the Company’s Common Stock, (b) each director and nominee for election as a director of the Company, (c) each executive officer named in the Summary Compensation Table, and (d) all directors and executive officers of the Company as a group.

	Amount and Nature
Name and Address	of Beneficial		Percent of
of Beneficial Owner(1)	Ownership(2)		Class

Directors and Executive Officers (b), (c) and (d) above
Jack R. Ingram	1,276,579	(3)	12.76%
Ronald L. Siegenthaler	1,166,000	(4)	11.65%
P.O. Box 571300, Tulsa, OK 74157
Robert B. Wagner	117,391	(5)	1.16%
Ron B. Barber	110,472		1.10%
525 S. Main Street, Suite 800
Tulsa, OK 74103
Larry N. Patterson	112,875	(6)	1.12%
Robert D. Hisrich	52,150	(7)	*
10900 Euclid Avenue, Cleveland, OH 44106
Donald T. Duke	42,500		*
1505 Vandivort, Edmond, OK 73034
Donald E. Reigel	105,052	(8)	1.04%
5350 Manhattan Circle, Suite 210,
Boulder, CO 80303
James J. Burke	19,521	(9)	*
2737 Dos Lomas, Fallbrook, CA			92028
All officers and directors as a group	2,877,967		28.29%
(7 persons)
Others Known to Own 5%
(a) above
FMR Corp.	969,869	(10)	9.69%
82 Devonshire St.
Boston, MA 02109
Jon A. Wiese	580,000	(11)	5.48%
11509 S. Granite Ave., Tulsa, OK 74137

*	Less than one percent of the shares outstanding.

(1)	Address is that of the Company’s principal office at 1814 W. Tacoma, Broken Arrow, Oklahoma 74012 unless otherwise indicated.

(2)	Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community

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property laws where applicable. The number of shares beneficially owned includes the number of shares of Common Stock that such persons had the right to acquire within 60 days of December 31, 2003, pursuant to unexercised options under the Company’s stock option plans, as follows: 5,000 shares for Mr. Siegenthaler; 68,000 shares for Mr. Wagner; 5,000 shares for Mr. Barber; 83,333 shares for Mr. Patterson; 5,000 shares for Dr. Hisrich; 5,000 shares for Mr. Duke; 77,400 shares for Mr. Reigel; 8,600 shares for Mr. Burke; and 171,333 shares for all directors and executive officers as a group (7 persons).

(3)	Includes 10,000 shares held by Mr. Ingram’s wife.

(4)	Includes 175,000 shares held by Mr. Siegenthaler’s wife’s trust.

(5)	Includes 5,200 shares held by Mr. Wagner as custodian for his minor children, over which he has sole voting and investment power, and 1,791 shares held by the Company’s 401(k) retirement plan, over which Mr. Wagner has shared investment power and no voting power.

(6)	Includes 8,904 shares held by the Company’s 401(k) retirement plan, over which Mr. Patterson has shared investment power and no voting power.

(7)	Includes 3,600 shares held by Dr. Hisrich as custodian for his minor child.

(8)	Includes 1,652 shares held by the Company’s 401(k) retirement plan, over which Mr. Reigel has shared investment power and no voting power.

(9)	Includes 7,773 shares held by the Company’s 401(k) retirement plan, over which Mr. Burke has shared investment power and no voting power.

(10)	This information is based upon a Schedule 13G dated February 16, 2004 filed with the Securities and Exchange Commission by FMR Corp., Edward C. Johnson 3d, and Abigail P. Johnson. According to the Schedule 13G: FMR Corp. is a parent holding company of Fidelity Management & Research Company (“Fidelity”). Fidelity, as a result of acting as an investment adviser to various investment companies, including Fidelity Low Priced Stock Fund (the “Fund”), is the beneficial owner of these 969,869 shares. Members of the Edward C. Johnson 3d family, including Abigail Johnson, may be deemed to form a controlling group with respect to FMR Corp. by reason of their ownership of approximately 49% of the voting power of FMR Corp. and a shareholders’ voting agreement among them and the other shareholders of the voting stock of FMR Corp. Edward C. Johnson 3d, FMR and the Fund each has sole investment power over the 969,869 shares of XETA stock shown above. Neither FMR Corp. nor Mr. Johnson has sole voting power over such shares, as that power resides with the Fund’s Board of Trustees.

(11)	Reflects options which are presently exercisable. Mr. Wiese is shown as a 5% beneficial owner solely by reason of these outstanding options, of which the Company has direct knowledge. Except for these outstanding options, the Company has no other information or knowledge regarding Mr. Wiese’s security holdings, if any, in the Company.

PROPOSAL 1
ELECTION OF DIRECTORS

Information Concerning the Nominees

     The Company’s certificate of incorporation and bylaws provide that the Board of Directors shall consist of such number of directors as is fixed from time to time by resolution of the Board of Directors. The current Board of Directors consists of six members, three of whom are independent under current Nasdaq rules. Effective with the Annual Meeting, Nasdaq rules require that the Company’s Board of Directors consist of at least a majority of independent directors. As a result, the Board has fixed the number of directors to comprise the Board to be elected at the Annual Meeting at five members. Members of the Board are elected for one-year terms.

     The nominees for election to the Board of Directors are set forth below. All of the nominees have been recommended by the Board of Directors and all have indicated a willingness to serve if elected. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to cast votes for another person designated by the Board. All of the nominees are currently directors of the Company. None of the nominees have any family relationship to any other nominee, and there are no arrangements or understandings between any of the nominees and any other person(s) pursuant to which any of the nominees are to be elected as directors.

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Name	Positions With Company	Director Since

Ron B. Barber	Director	March 1987
Donald T. Duke	Director	March 1991
Dr. Robert D. Hisrich	Director	March 1987
Jack R. Ingram	Chairman of the Board,	March 1989
Chief Executive Officer, and President
Ronald L. Siegenthaler	Director	September 1981

     Mr. Barber, age 49, has been a director of the Company since March 1987. He has been engaged in the private practice of law since October 1980 and is a shareholder in the law firm of Barber & Bartz, a Professional Corporation, in Tulsa, Oklahoma, which serves as counsel to the Company. Mr. Barber is also a Certified Public Accountant licensed in Oklahoma.

     Mr. Duke, age 54, has been a director of the Company since March 1991. From 1980 until August, 2002, he was in senior management in the oil and gas industry, including time as President and Chief Operating Officer of Hadson Petroleum (USA), Inc., a domestic oil and gas subsidiary of Hadson Corporation, where he was responsible for all phases of exploration and production, land, accounting, operations, product marketing and budgeting and planning.

     Dr. Hisrich, age 59, has been a director of the Company since March 1987. He occupies the A. Malachi Mixon III Chair in Entrepreneurial Studies and is Professor of Marketing and Policy Studies at the Weatherhead School of Management at Case Western Reserve University in Cleveland, Ohio. Prior to assuming such positions, he occupied the Boviard Chair of Entrepreneurial Studies and Private Enterprise and was Professor of Marketing at the College of Business Administration for the University of Tulsa. He is also a marketing and management consultant. He is a member of the Board of Directors of Jameson Inn, Inc. and Noteworthy Medical Systems, Inc., a member of the Editorial Boards of the Journal of Venturing and the Journal of Small Business Management, and a member of the Board of Directors of Enterprise Development, Inc.

     Mr. Ingram, age 60, has been the Company’s Chief Executive Officer since July 1990. He also served as the Company’s President from July 1990 until August 1999 and re-assumed that position in June 2001. He has been a director of the Company since March 1989. Mr. Ingram’s business experience prior to joining the Company was concentrated in the oil and gas industry.

     Mr. Siegenthaler, age 60, has been a director of the Company since its incorporation. He also served as the Company’s Executive Vice President from July 1990 until March 1999. Since 1974, through SEDCO Investments, a partnership in which Mr. Siegenthaler is a partner, and as an individual, Mr. Siegenthaler has been involved as partner, shareholder, officer, director, or sole proprietor of a number of business entities with significant involvement in fabrication and marketing of steel, steel products and other raw material, real estate, oil and gas, and telecommunications.

RECOMMENDATION

     The Board of Directors unanimously recommends that shareholders vote “For” the election of all of the nominees listed above as directors of the Company.

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BOARD OF DIRECTORS AND COMMITTEES

Board Meetings

     The Board of Directors of the Company held three meetings during the fiscal year ended October 31, 2003. All of the directors were present at each meeting. None of the directors attended fewer than 75% of the combined total of all Board meetings and meetings of Committees of which they were a member during fiscal 2003. All other action taken by the Board of Directors was consented to in writing by a Memorandum of Action in lieu of a meeting, to which all incumbent directors subscribed. Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting the Company.

     The Company encourages its four local directors to attend the annual meeting of shareholders. All of these members were present at the Company’s April 2, 2003 Annual Meeting. In addition, Mr. Duke traveled from Oklahoma City to attend the Annual Meeting.

Committees

     The Board of Directors has an Audit Committee, Compensation Committee, and Nominating Committee.

     Audit Committee. The Audit Committee consists of directors Donald T. Duke, Robert D. Hisrich and Ronald L. Siegenthaler, all of whom qualify as independent directors under Nasdaq’s current listing standards for audit committee membership. The Board of Directors has determined that the Committee has at least one “audit committee financial expert” serving on the Committee, Donald T. Duke. Mr. Duke is independent as that term is defined in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. The Audit Committee met five times independently of meetings of the Board of Directors during the 2003 fiscal year or in connection with the audit of the 2003 fiscal year.

     The Committee operates under a written charter adopted by the Board of Directors. The Board revised the charter during the past year in accordance with corporate governance regulatory changes issued by Nasdaq and the Securities and Exchange Commission following the passage by Congress of the Sarbanes-Oxley Act of 2002. A copy of the Audit Committee charter as revised in October 2003 is attached to this Proxy Statement as Appendix A. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Among other things, the Audit Committee is responsible for selecting and retaining the Company’s independent public accountants; pre-approving the engagement of the independent accountants for all audit-related services and permissible, non-audit related services; reviewing in advance the scope and focus of the annual audit; reviewing and discussing with management and the auditors the financial reports of the Company, the audited financial statements, the auditor’s report, the management letter and the quality and adequacy of the Company’s internal controls; and reviewing and approving all related-party transactions.

     Nominating Committee. The Company’s Nominating Committee was established on January 15, 2004 for the purpose of identifying and recommending nominees to the Board of Directors. Ronald L. Siegenthaler is the Committee’s Chairman and sole member, and is independent as defined by Nasdaq’s listing standards for nominating committee members. A copy of the Nominating Committee’s charter is included with this Proxy Statement as Appendix B. The Committee does not have specific minimum qualifications that must be met by a candidate for election to the Board of Directors in order to be considered for nomination by the Committee. In identifying and evaluating nominees for director, the Committee considers each candidate’s experience, integrity, background and skills, as well as any other qualities that the candidate may possess and factors that the candidate may be able to bring to the Board. The Company has not paid a fee to any third party for the identification or evaluation of candidates. To date, the Company has never received a recommendation from a shareholder for nomination to the Board. In light of this fact, the Nominating Committee does not have a formal process for receiving director nominations from shareholders, although the Board would consider any candidate proposed in good faith by a shareholder.

     Compensation Committee. The Compensation Committee consists of directors Ron B. Barber, Donald T. Duke, Robert D. Hisrich and Ronald L. Siegenthaler. All of the members except Mr. Barber are independent as defined by Nasdaq’s current listing standards for compensation committee membership. Mr. Barber serves on the Committee

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under an exception to such listing standards. In appointing Mr. Barber pursuant to this exception, the Board determined that Mr. Barber’s professional training as a lawyer and a certified public accountant, his vast experience in counseling a variety of businesses with regard to executive employment arrangements and equity ownership plans, and his former service to the Company as its Chief Financial Officer and Senior Vice President in the mid to late 1980’s, make him uniquely qualified to understand and provide guidance and advice with respect to the tasks for which the Committee is responsible. Under current Nasdaq rules, Mr. Barber may not serve longer than two years on the Committee under this exception. The Compensation Committee works with Company management and provides advice and assistance to the Board regarding establishment of the Company’s compensation philosophy, objectives and strategy; administration of executive and management compensation programs; significant changes in employee benefit plans; executive employment and severance agreements; and appointments to the Committee. The Committee is also responsible for recommending for full Board approval the compensation of the Chairman and Chief Executive Officer, all other executive officers, and directors of the Company, and for providing an annual report on executive compensation to the Board. During fiscal 2003, the Compensation Committee did not meet independently of meetings of the Board of Directors. The Committee conducted all of its business during the 2003 fiscal year in conjunction with meetings of the Board, via telephone and e-mail communications, and by written Memorandum of Action.

Director Compensation

     The Company currently compensates its directors who are not officers of the Company $9,600 per year for Board membership. In addition, Board members serving on a Committee receive $8,000 per year and Board members serving as Chairman of a Committee receive an additional $16,000 per year. These rates have been in effect since May 20, 2001, when the Company reduced directors’ fees by 20% as part of its cost containment and reduction program. The Company also reimburses Mr. Duke and Dr. Hisrich, who are not residents of the Tulsa area, for travel expenses actually incurred to attend Board and Committee meetings and the Annual Shareholders’ Meeting.

     The Company has also on occasion granted stock options to its outside directors. On November 1, 2001, the Company granted three of its outside Board members options to purchase 8,000 shares each of the Company’s common stock, and the remaining outside Board member options to purchase 12,000 shares of the Company’s common stock, at an exercise price of $3.63 per share, the then current market value of the Company’s common stock. These options are not exercisable until November 1, 2004 and expire on November 1, 2011.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are those named above. There are no “interlocks” (as defined by the rules of the Securities and Exchange Commission) with respect to any member of the Compensation Committee of the Board of Directors. No member of this Committee was at any time during the 2003 fiscal year an officer or employee of the Company.

     No member of the Committee is a former officer or employee of the Company, except as follows: Mr. Barber served as Chief Financial Officer and Senior Vice President of the Company from August 17, 1987 to March 1991, and is a shareholder in the law firm of Barber & Bartz, a Professional Corporation, which serves as outside general counsel to the Company; and Mr. Siegenthaler served as Executive Vice President of the Company from July 1990 to March 1999.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth information concerning the compensation of the Company’s Chief Executive Officer and the next four most highly compensated executive officers of the Company.

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SUMMARY COMPENSATION TABLE

	Annual Compensation					Long Term Compensation

(a)	(b)	(c)	(d)	(e)		(g)	(i)
Name and						Common Stock	All
Principal						Underlying	Other
Position	Year	Salary	Bonus	Other		Options (#)	Compensation (1)

Jack R. Ingram	2003	$165,635	$19,000	$301,000	(2)	—	—
Chief Executive	2002	165,725	17,000	486,000	(2)	35,000	$8,000
Officer	2001	194,025	—	926,838	(2)	—	6,800
Larry N. Patterson	2003	138,029	19,000	10,577	(3)	—	—
Senior Vice President	2002	137,991	14,000	7,932	(3)	25,000	6,394
- Sales & Marketing	2001	130,615	12,500	—		50,000	5,727
Robert B. Wagner	2003	110,423	19,000	2,693	(3)	—	—
Chief Financial	2002	110,393	14,000	—		25,000	4,974
Officer and Vice	2001	104,492	12,500	3,592	(3)	—	4,826
President of Finance
Donald E. Reigel (6)	2003	100,385	127,114	1,731	(3)	—	—
Director of Sales,	2002	100,357	37,367	1,131	(3)	8,000	5,552
Western Region	2001	95,797	89,685	358,947	(2)	—	6,800
James J. Burke (7)	2003	72,693	89,745	18,975	(4)	—	—
Sales Manager	2002	100,357	37,367	—		8,000	5,507
	2001	93,585	89,685	11,326	(5)	—	6,800

(1)	Represents the Company’s contributions to the employee’s account under the Company’s 401(k) plan.

(2)	Represents the dollar value of the difference between the price paid for shares of the Company’s common stock upon exercise of stock options and the market value of such stock on the date of exercise.

(3)	Represents unused vacation time for which the employee was paid in cash.

(4)	Represents $3,457 in unused vacation time and the balance in sales commissions paid.

(5)	Represents sales commissions paid.

(6)	Mr. Reigel ceased to be an executive officer on April 3, 2003.

(7)	Mr. Burke ceased to be an executive officer on April 3, 2003.

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Stock Options

     There were no stock options or stock appreciation rights granted during the 2003 fiscal year to any of the persons named in the Summary Compensation Table.

Option Exercises and Holdings

     The following table sets forth certain information regarding stock options exercised during the 2003 fiscal year by persons named in the Summary Compensation Table and the number and value of unexercised options held by such persons as of the fiscal year-end. The Company has not granted stock appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FY-END OPTION VALUES

(a)	(b)	(c)	(d)		(e)
			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
			Options at FY-End (#)		at FY-End ($)(2)

	Shares Acquired	Value Realized
Name	on Exercise (#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jack R. Ingram	100,000	$276,000	—	35,000	—	$72,450
Larry N. Patterson	—	—	83,333	41,667	$12,917	58,208
Robert B. Wagner	—	—	68,000	25,000	156,231	51,750
Donald E. Reigel	—	—	77,400	8,000	347,765	16,560
James J. Burke	—	—	8,600	8,000	—	16,560

(1)	Value is based upon the difference between the fair market value of the securities underlying the options on the date of exercise and the exercise price.

(2)	Based upon the difference between the fair market value of the securities underlying the options at fiscal year-end ($5.70 per share) and the exercise price.

Employment Agreements

     The Company has no formal employment agreements with any of the officers named in the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is the focal point for senior management and the Board of Directors to address corporate compensation issues. The Committee’s primary responsibility is to make recommendations to the Board regarding remuneration of executive officers and to evaluate the design and competitiveness of the Company’s compensation plans. The Committee consists of three independent directors and a fourth director who is affiliated with the Company’s outside counsel.

     Compensation Philosophy. The heart of the Company’s compensation philosophy is the enhancement of shareholder value. Consequently, the interests of shareholders and the need to be competitive in recruiting and retaining quality managers and to motivate management to improve shareholder value drive the design of executive compensation programs. A primary component of the Company’s compensation philosophy is to structure compensation programs so that a high percentage of remuneration is “at risk”. Near term cash compensation reflects corporate performance and larger long-term incentives are tied directly to share value.

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     Executive Compensation Program. Compensation for executive officers is comprised of base salary, competitive employee benefits, annual incentive compensation opportunity, and long term incentive compensation in the form of stock options. Under the Company’s incentive compensation program, the higher an executive’s level of responsibility, the greater his compensation will be dependent on performance.

     The Compensation Committee reviews executive compensation levels with respect to corporate and individual performance, as well as competitive pay practices. The Company’s Human Resources Department assists the Committee in this analysis and, from time to time, the Committee retains the services of a third party compensation-consulting firm. In addition, the Committee considers general industry conditions, as well as the Company’s recent recruiting experiences. From its review, the Committee believes the Company’s executive compensation program to be generally competitive with similarly situated companies.

     The Committee reviews annually the base salaries of XETA’s executive officers and recommends any adjustments it may deem appropriate, for approval by the full Board of Directors. In its review, the Committee takes into account individual factors such as: experience; performance, both during the preceding twelve months and future potential; retention considerations; and other issues particular to the executive and XETA. Additionally, the Committee considers the growth and performance of the Company as it assesses the market basis for executive salaries.

     Fiscal year 2003 was the third consecutive year of weak market fundamentals for the entire industry, and as a result, XETA gained little traction in attaining its top line growth initiatives. However, XETA, unlike most in the industry, continued to be profitable. In fact, because of solid margin improvement, fiscal year 2003 net income rose a promising 77 per cent. Additionally, by year’s end, the Company returned to solid financial footing as total debt was reduced by $8.9 million or 60 percent, through continued aggressive cost containment and strong cash flow. With the business climate improving modestly, the Company implemented a 3% performance salary adjustment, effective November 1, 2003. However, the freeze instituted in 2001 on salaries of senior executives and the cash compensation of directors remains in effect.

     Due to poor business visibility, the Company, as reported in fiscal year 2001, suspended indefinitely its defined incentive compensation program for non-sales employees. However, the Company still believes it is essential to appropriately recognize the leadership and sacrifice of many of its key employees. To achieve that recognition, the Board, again, authorized a small discretionary bonus pool ($235,000). From the pool, a total of $72,000 was awarded to four executives with the remaining $163,000 being distributed to numerous other key employees. In keeping with the Company’s compensation philosophy, the Committee will continue to support this practice at current levels of profitability.

     As the Company returns to healthy business growth, the Committee believes a new incentive compensation program for senior executives will be necessary. To that end, it is evaluating a plan based on a percentage of pre-tax net income and its growth. The Company hopes business conditions will permit the implementation of a new incentive program in fiscal year 2004.

     The Company’s sales executives are provided an annual incentive compensation opportunity under the compensation plan for all sales professionals, which went into effect December 1, 1999. The purpose of this incentive compensation plan is to provide an incentive to the Company’s sales force to help XETA achieve its targeted strategic and margin sales objectives. Award levels under the plan are set so as to be competitive with the market and are paid on a prorated basis. The Committee believes the plan’s provisions are consistent with XETA’s executive compensation philosophy and that the plan has been effective for its stated purpose.

     As a long-term incentive, the Company grants options to purchase shares of Common Stock to directors, executive officers, and other key employees. These stock options have been awarded in two ways under plans approved by the Board of Directors. The first is under the shareholder approved stock option plans, and the second is through special grants of non-qualified options. Most of the grants are subject to a vesting period and carry a ten-year exercise term. Additionally, strike prices for grants are determined by the closing market price of the Company’s stock on the date of the grant.

     The Company granted 5,000 new incentive options during fiscal year 2003 at an exercise price of $3.00, the market price on the date of grant. As of December 9, 2003, the Company’s employees hold valid and unexercised option grants for a total of 1,300,280 shares of common stock and are vested in options for 1,034,973

9

shares. Of these totals the Company’s executives presently possess option grants for 253,000 shares and are vested in options for 151,133 shares. The strike prices of the option grants currently outstanding range from a high of $18.13 per share to a low of $0.31 per share.

     The Committee believes that stock options are an effective compensation tool for the purpose of enhancing shareholder value. However, pending regulations regarding financial accounting for options could significantly reduce their usefulness as a compensation tool. Therefore, the Committee is working toward the development of a restricted stock grant program.

     2003 CEO Compensation. The compensation package for the Company’s CEO, Mr. Jack Ingram, is consistent in all material aspects with the program for the Company’s other executive officers. His current annual base salary is $165,000, down from $220,000 as part of the fiscal year 2001 reductions discussed earlier. Additionally, he was granted a cash bonus of $18,000 for his performance during fiscal year 2003 from the small Board-authorized discretionary bonus pool, outlined above.

     As part of his original compensation package with the Company at the time of his employment in 1990, Mr. Ingram was granted options to purchase an aggregate of 200,000 shares of Common Stock pursuant to a special non-qualified grant approved by the Board of Directors. These options, which had a 10-year exercise period, were subsequently adjusted proportionately in number and exercise price in accordance with a 2-for-1 stock split in 1999 and a 2-for-1 stock split in 2000. At this time, Mr. Ingram has fully exercised these options. On November 1, 2001, he was granted an additional option to purchase 35,000 shares of the Company’s stock at a price of $3.63 per share. He is not yet vested in this grant. Mr. Ingram has purchased the balance of his stock holdings in the Company on the open market.

     In evaluating the compensation package of the Company’s CEO, the Committee considers such factors as XETA’s strategic and financial performance, his compensation in relation to that of CEO’s at other comparable companies, his personal contribution to XETA’s success, and the Company’s overall executive compensation philosophy. For fiscal year 2003, the Committee believes the compensation package of the CEO was consistent with the Company’s objectives.

     Conclusion. The Compensation Committee believes the Company’s executive compensation program has been consistent with the philosophy outlined in this report and has been effective overall in achieving its objectives during fiscal 2003. The Committee hereby submits this report to XETA’s Board of Directors for approval.

The Compensation Committee, Donald T. Duke, Chairman Ron B. Barber Robert D. Hisrich Ronald L. Siegenthaler

PROPOSAL 2
2004 OMNIBUS STOCK INCENTIVE PLAN

     The Company’s stockholders are being asked to approve the XETA Technologies 2004 Omnibus Stock Incentive Plan (the “2004 Plan” or the “Plan”), which provides for the issuance of awards initially covering up to 600,000 shares of the Company’s common stock. The purpose of the 2004 Plan is to provide for a stock based compensation plan that, together with the other compensation policies of the Company, is designed to attract and retain the services of individuals essential to the Company’s long-term growth and success.

     The following is a brief summary of the principal features of the 2004 Plan, together with the applicable tax and accounting implications for the Company and the participants in the Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Plan. A copy of the 2004 Plan is included with this Proxy Statement as Appendix C. Stockholders should review the Plan itself for additional information. Capitalized terms used in this summary have the meanings set forth in the 2004 Plan.

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GENERAL

     The 2004 Plan is intended to promote the interests of the Company and its stockholders by providing directors, officers, employees and other persons, including outside consultants, who are expected to make a long-term contribution to the success of the Company, with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company. Under the 2004 Plan, these persons can acquire a proprietary interest in the long-term success of the Company, thereby aligning their interests more closely to the interests of the Company’s stockholders. The Plan will be administered by the Compensation Committee of the Board of Directors.

     In addition to the 2004 Plan, the Company has the XETA Technologies, Inc. 2000 Stock Option Plan (the “2000 Plan”), which the shareholders approved at the annual meeting of shareholders in April 2000. As of December 31, 2003, the Company has granted options to purchase a total of 720,350 shares of common stock under the 2000 Plan. Options to acquire 223,010 shares have been exercised or cancelled and options to acquire 497,340 shares remain outstanding. In addition, the Company still has 102,660 shares available to grant under the 2000 Plan.

SHARES COVERED BY THE 2004 PLAN

     The 2004 Plan authorizes the grant of Incentive Awards with respect to an aggregate of 600,000 shares of Common Stock, and contains an “evergreen” feature so that such number will automatically increase on November 1st of each year during the term of the Plan, by three percent (3%) of the total number of shares of Common Stock of the Company outstanding on the previous October 31st. In addition, shares subject to an Incentive Award that remain unissued upon expiration, cancellation, surrender, exchange, or termination of the Incentive Award will generally be available for other Incentive Awards under the 2004 Plan. Shares issued pursuant to the 2004 Plan may be authorized and unissued shares, treasury shares or shares acquired by the Company for purposes of the 2004 Plan.

CHANGES IN CAPITALIZATION

     In the event that the Compensation Committee determines that any dividend or other distribution, stock split, reverse stock split, recapitalization, reorganization, merger, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Participants under the 2004 Plan, then the Compensation Committee will make such equitable changes or adjustments as it deems necessary to the aggregate number of shares available under the 2004 Plan, the number and kinds of shares that may thereafter be used for any Incentive Award, the number of shares subject to each outstanding Incentive Award, and the exercise price, grant price, or purchase price of each outstanding Incentive Award.

ADMINISTRATION

     The 2004 Plan is administered by the Compensation Committee, whose members serve at the discretion of the Board. The Committee is authorized, among other things, to do the following:

•	to construe, interpret and implement the provisions of the 2004 Plan;

•	to select the persons to whom Incentive Awards will be granted;

•	to determine when Incentive Awards will be granted;

•	to determine the terms and conditions of Incentive Awards granted;

•	to establish the performance criteria, if any, under which Incentive Awards will be granted;

•	to determine when and under what circumstances an Incentive Award can be settled, canceled, forfeited, exchanged, or surrendered;

•	to grant Incentive Awards in replacement of Incentive Awards previously granted; and

•	to make all other determinations deemed necessary or advisable for the administration of the 2004 Plan.

     The 2004 Plan provides that no member of the Committee shall be liable for any action, omission or determination relating to the 2004 Plan and that the Company will indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the 2004 Plan has been delegated, against any cost, expense or liability arising out of any action, omission or determination relating to the 2004 Plan. The Company will only be obligated to

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indemnify such persons, however, if any such action, omission or determination was taken or made by such persons in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

ELIGIBILITY; TERM OF PLAN

     The persons who are eligible to receive awards pursuant to the 2004 Plan include all employees and directors of the Company and its subsidiaries and such other persons, including outside consultants, whom the Committee determines are expected to make a contribution to the Company. The Committee may grant Incentive Awards to any, all or none of such eligible persons at any time, from time to time, during the term of the 2004 Plan. No Incentive Awards may be granted under the Plan after its expiration ten years from the Effective Date.

AWARDS UNDER THE 2004 PLAN

     The 2004 Plan permits the award of Stock Options, Tandem SAR’s , Stand-Alone SAR’s, Restricted Stock, Phantom Stock Rights, and Stock Bonuses. Stock awards may have an exercise price or calculation equal to, less than, or greater than the Fair Market Value of the Common stock on the date of grant, except that the exercise price of Incentive Stock Options must be equal to or greater than the Fair Market Value of the Common Stock as of the date of grant.

     Unless the specific grant provides otherwise, Options and Stand-Alone SAR’s granted under the 2004 Plan vest and become cumulatively exercisable with respect to 25% of the shares covered thereby on the first, second, third and fourth anniversaries of the date of grant. The Vesting Date of other awards under the 2004 Plan is generally subject to the specific provisions of the individual Award Agreement.

     Awards to any individual Participant are limited to a maximum of 250,000 shares of Common Stock in any one tax year of the Company. Options can be exercised by (i) delivery of cash or wire transfer for the aggregate exercise price; (ii) delivering a notice of exercise together with irrevocable instructions to a broker to deliver sales proceeds in the amount of the aggregate exercise price to the Company; (iii) delivery of shares of Common Stock previously owned by the Participant for at least six months with a fair market value equal to the aggregate exercise price; (iv) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Common Stock and to be consistent with the purposes of the Plan, or (v) any combination of the foregoing methods.

AMENDMENT TO INDIVIDUAL AWARDS

     The Committee may alter the terms of an Incentive Award or waive the operation of certain provisions of the Plan upon an Incentive Award without amending the Plan. In either case, however, no change may be made that reduces the Participant’s rights under any outstanding Incentive Award without the consent of the Participant. The Committee may also grant Incentive Awards in replacement of Incentive Awards previously granted under the Plan or under any other plan of the Company, including without limitation a grant of Stock Options or Restricted Stock in exchange for a Participant’s agreement to cancel higher-priced stock option(s) previously granted to such Participant.

AMENDMENT OR TERMINATION OF THE 2004 PLAN

     The Board of Directors may suspend, terminate, revise or amend the 2004 Plan at any time; provided, however, that stockholder approval must be obtained if and to the extent that the Board deems it appropriate to satisfy Section 162(m) of the Code, Section 422 of the Code, or the rules of Nasdaq or any stock exchange on which the Common Stock is listed.

TRANSFERABILITY OF AWARDS DURING PARTICIPANT’S LIFETIME/FORFEITURE FOR FAILURE TO COMPLY

     Rights with respect to Incentive Awards granted under the 2004 Plan generally may not be transferred, assigned or pledged during the Participant’s lifetime. Subject to any conditions the Committee imposes, Options granted under the 2004 Plan, other than Incentive Stock Options, may be transferred to an immediate family member, if notice of such transfer is given to the Company and no consideration is given for the transfer.

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WITHHOLDING TAXES

     Whenever cash is to be paid pursuant to an Incentive Award, the Company has the right to deduct from such cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Incentive Award, the Company has the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement, up to the minimum required withholding, by electing to have the Company withhold from delivery shares of Common Stock having a fair market value equal to the amount of tax to be withheld (anything in excess of the minimum required withholding will cause an issue under generally accepted accounting principles).

COMPLIANCE WITH TAX LAWS

     With regard to awards of Restricted Stock and Phantom Stock, the 2004 Plan is intended to provide performance-based compensation and thereby avoid the limitations of Section 162(m) of the Code. Section 162(m) denies a deduction by a publicly-traded employer for certain compensation in excess of $1 million per year paid to the following individuals who are employed at the end of the employer’s taxable year (“Covered Employees”): the chief executive officer and the four most highly compensated executive officers (other than the chief executive officer) for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for the “performance-based” exception to Section 162(m) of the Code is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment. The material terms are set forth in the 2004 Plan and include the following list of business criteria upon which specific performance goals established by the Committee may be based: specified levels of or increases in the Company’s (i) return on equity, (ii) earnings per share, (iii) total earnings, (iv) earnings growth, (v) return on capital, (vi) return on assets, (vii) economic value added, (viii) earnings before interest and taxes, (ix) sales growth, (x) gross margin return on investment, (xi) increase in the fair market value of the shares, (xii) share price (including, but not limited to, growth measures and total shareholder return), (xiii) net operating profit, (xiv) net income, (xv) cash flow (including, but not limited to, operating cash flow and free cash flow), (xvi) cash flow return on investments (which equals net cash flow divided by total capital), (xvii) internal rate of return, or (xviii) increase in net present value or expense targets. Accordingly, assuming that the 2004 Plan is approved by the stockholders of the Company and assuming the Committee administers the 2004 Plan so that the other conditions of Section 162(m) of the Code relating to performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the 2004 Plan will not be subject to the deduction limit of Section 162(m).

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States Federal income tax consequences relating to awards under the 2004 Plan. This discussion is based on currently existing provisions of the Code, existing and proposed Treasury Regulations promulgated thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to stockholders described herein. Stockholders should be aware that this discussion does not deal with all United States Federal income tax considerations that may be relevant to an individual award granted pursuant to the 2004 Plan.

     Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of a non-qualified stock option. The Company will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for the common stock received pursuant to the exercise of a non-qualified stock option will equal the sum of the compensation income recognized and the exercise price.

     In the event of a sale of common stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such common stock is more than one year.

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     Incentive Stock Options. An optionee generally will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option for regular U.S. Federal income tax purposes, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income subject to applicable reporting, and a tax deduction to the Company, if the optionee subsequently engages in a “disqualifying disposition,” as described below. Additionally, the spread between the fair-market value of shares obtained upon exercise of an incentive stock option and the exercise price is an adjustment to alternative minimum taxable income and may result in the option holder having to pay federal alternative minimum tax for the year of exercise.

     A sale or exchange by an optionee of shares acquired through the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price paid being treated as a long-term capital gain (or loss) to the optionee. If such sale or exchange (including inter vivos gifts) takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a “disqualifying disposition” of such shares. A disqualifying disposition will have the following results: any excess of: (i) the lesser of (a) the fair market value of the shares at the time of exercise of the incentive stock option and (b) in the case of a sale, the amount realized on such disqualifying disposition of the shares; over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable reporting requirements, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain generally will qualify as capital gain and will not result in any deduction by the Company.

     Restricted Stock. A grantee of restricted stock will not recognize any income upon the receipt of restricted stock unless the grantee elects under Section 83(b) of the Code within thirty days of such receipt, to recognize ordinary income subject to withholding taxes in an amount equal to the fair market value of the restricted stock at the time of receipt. If the election is made, the Company will be entitled to a deduction in the same amount, but the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. Any Section 83(b) election must be filed with the IRS within the applicable 30-day period. If the Section 83(b) election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At that time the holder will recognize ordinary income, subject to applicable reporting and withholding requirements, and the Company generally will be entitled to a deduction in the same amount.

     Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

     Other Incentive Awards. The grant of a stock appreciation right or phantom stock award will not result in taxable income to the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, subject to applicable reporting and withholding requirements, and the Company generally will be entitled to a tax deduction in the same amount. A stock bonus generally will result in compensation income for the grantee, subject to reporting and withholding taxes, and a tax deduction for the Company, equal to the fair market value of the shares of common stock granted.

     Change in Control. Any acceleration of the vesting or payment of awards under the 2004 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company.

VALUE OF BENEFITS TO CERTAIN PERSONS

     Members of the Board of Directors and the Company’s executive officers are entitled to participate in the 2004 Omnibus Stock Incentive Plan. However, awards under the 2004 Plan will be made by the Compensation Committee at a future time so the Company is currently unable to determine the potential benefits to these

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individuals under the 2004 Plan. No awards to date have been made to the foregoing individuals under the 2004 Plan. If the 2004 Plan is approved by the stockholders and if either or both Proposals 3 and 4 below are approved by the stockholders, shares of restricted stock authorized under the 2004 Plan will likely be used in an offer to certain Company employees, including certain officers and directors, to exchange outstanding options held by such persons for a lesser number of shares of restricted stock (see discussions under Proposals 3 and 4 below). The Compensation Committee has not yet determined the scope of any such exchange offer. Therefore, the Company is currently unable to determine the potential benefits to members of the Company’s Board of Directors or executive officers, other than as discussed under Proposals 3 and 4 below.

RECOMMENDATION

     The Company’s Board of Directors unanimously recommends a vote “For” the approval of the 2004 Omnibus Stock Incentive Plan.

PROPOSAL 3
AMENDMENT TO THE COMPANY’S 2000 STOCK OPTION PLAN TO PERMIT THE EXCHANGE
OF OUTSTANDING OPTIONS FOR NEW OPTIONS OR RESTRICTED STOCK

     The Company’s stockholders are being asked to approve an amendment to the XETA Technologies, Inc. 2000 Stock Option Plan to permit the exchange of outstanding options for new options or shares of restricted stock in substitution therefore.

GENERAL

     Stock options are a critical component of the Company’s compensation arrangements for its key employees. They encourage the Company’s employees to act as owners, which helps to align their interests with those of the stockholders. The Company grants stock options to recognize, reward and motivate its employees’ performance and to encourage them to continue their employment with the Company.

     The price at which shares of stock may be purchased under an option granted under the 2000 Plan may not be less than the fair market value of the stock on the date the option is granted. Currently, over 100 Company employees hold outstanding stock options granted under the 2000 Plan with exercise prices which are significantly higher than the current trading price of the Company’s Common Stock. These options, whose exercise prices range from $18.13 to $9.06, were granted between February 1, 2000 and August 11, 2000. These grants coincided with a period during which the U.S. stock markets experienced an historically unusual bubble. This rise in the U.S. stock markets commenced in the first half of the 1990’s, peaked in 2000 and was followed by a collapse. As a result, the options held by these employees are perceived as having no value and therefore, no longer effectively provide the employee motivation and retention incentive that they were intended to provide. The Compensation Committee of the Board of Directors (the “Committee”) believes that the 2000 Plan should be amended to enable the Committee to address these issues. Any such amendment requires the approval of shareholders. A copy of the 2000 Plan is filed with the Securities and Exchange Commission as Exhibit 10.11 to the Company’s report on Form 10-Q for the fiscal quarter ended April 30, 2000.

     The Committee has researched several alternatives for addressing the issue of “underwater” options. These alternatives include cancellation of the underwater options and issuing new replacement options; issuing new options without cancellation of the underwater options; and exchanging the underwater options for restricted shares of common stock based upon an exchange ratio. The Committee believes the latter alternative is suitable because it restores the employees’ compensation incentive, reduces the potential dilution to the shareholders, provides an acceptable accounting and tax result for the Company, and provides an acceptable income tax result to the employees affected. The exact terms of such an exchange offer would depend upon the current market price of the stock at the time, the exercise price of the options to be exchanged, and the number of options to be exchanged. In general, however, the exchange ratio would reflect the relative value of the underwater options, i.e., those options with higher exercise prices would be exchanged for fewer restricted shares than options with exercise prices closer to the current market price of the stock. Participation in any exchange program by employees holding eligible stock options would be voluntary.

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PROPOSED PLAN AMENDMENT

     The 2000 Plan does not either expressly permit or prohibit the cancellation of a stock option issued under the Plan in exchange for a new option or other form of equity award. Therefore, in order for the Committee to restore the value of these incentive awards while limiting the potential dilution to existing shareholders, both now and in the future, the 2000 Plan must be amended to expressly permit cancellation of an outstanding stock option in exchange for a new option or restricted stock. Under this Proposal 3, stockholders are being asked to approve such an amendment to the 2000 Plan.

VALUE OF BENEFITS TO CERTAIN PERSONS

     Any potential benefit to the Company’s officers and directors as a result of amending the 2000 Plan as proposed would depend upon the terms of any plan authorized by the Committee, either now or in the future, to exchange underwater options for a new incentive award. While the Committee is currently considering an exchange of underwater options for shares of restricted stock, the scope of such an exchange offer and the ratio of exchange has not been determined. Therefore, it is impossible to determine the potential benefits to the Company’s directors and executive officers if the 2000 Plan is amended. Assuming, however, that the Committee proceeds with an exchange offer that includes the underwater options described above (i.e., options whose exercise prices range from $18.13 to $9.06 and were granted between February 1, 2000 and August 11, 2000), executive officers and directors would be eligible to participate to the extent presented in the table below:

Name	No. of Options	Exercise Price Per Share

Jack R. Ingram, CEO	0	—
Director Nominees	20,000	$18.13
(4 persons)
All Executive Officers	42,600	$9.06-$18.13
(named in Summary Compensation Table)
All Employees as a group	136,300	$9.06-$18.13
(excluding executive officers and directors)

FEDERAL INCOME TAX CONSEQUENCES

     The proposed amendment to the 2000 Plan itself will not trigger any federal income tax consequences. The cancellation of any outstanding stock options pursuant to an exchange offer conducted after approval of the proposed amendment would not be a taxable event. In the event a new stock option is issued in substitution of the cancelled option, the federal income tax consequences would be the same as described under the section heading “Federal Income Tax Consequences” set forth in Proposal 2 above, depending upon whether the newly issued option is a non-qualified stock option or an incentive stock option. In the event restricted stock is issued in substitution of the cancelled option, the federal income tax consequences would be the same as described under the section heading “Federal Income Tax Consequences” set forth in Proposal 2 above, and would vary depending upon whether the grantee of the restricted stock has made a Section 83(b) election under the Internal Revenue Code as discussed in the subsection regarding “Restricted Stock” under the “Federal Income Tax Consequences” section of Proposal 2.

RECOMMENDATION

     The Company’s Board of Directors unanimously recommends a vote “For” the proposed amendment to the 2000 Stock Option Plan.

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PROPOSAL 4
AMENDMENT TO THE COMPANY’S FEBRUARY 1, 2000 STOCK OPTION AGREEMENT WITH
LARRY PATTERSON TO PERMIT THE EXCHANGE OF SUCH OPTION FOR RESTRICTED STOCK

     The Company’s stockholders are being asked to approve an amendment to the February 1, 2000 stock option granted to Larry Patterson as an inducement to his initial employment with the Company, in order to permit the Compensation Committee to exchange such stock option for a lesser number of shares of restricted stock.

GENERAL

     At the time of his initial employment by the Company, the Company granted Larry Patterson, its Senior Vice President of Sales and Marketing, an option to purchase 40,000 shares of the Company’s Common Stock at an exercise price of $15.53, the then current market value of the Company’s Common Stock on the date of grant. This option is evidenced by a Stock Option Agreement dated February 1, 2000, a copy of which is filed with the Securities and Exchange Commission as Exhibit 10.9 to the Company’s report on Form 10-Q for the fiscal quarter ended April 30, 2000. These options became exercisable in three equal installments on March 1 of each year commencing in 2001. These options were a critical portion of Mr. Patterson’s compensation package and provided a significant portion of the necessary inducement for Mr. Patterson to accept employment with the Company. When the first installment of options became exercisable on March 1, 2001, the Company’s Common Stock was trading at $6.94 per share, reflecting the collapse of the U.S. stock market discussed in Proposal 3 above. The exercise price of Mr. Patterson’s options continues to be significantly higher than the current trading price of the Company’s Common Stock. As such, Mr. Patterson’s stock option has no value and therefore, no longer effectively provides the motivation and retention incentives it was intended to provide.

     The Compensation Committee believes that by offering Mr. Patterson an opportunity to exchange these underwater stock options for a lesser number of shares of restricted stock, the value of this important incentive award can be restored. Although the exact terms of this exchange offer have not yet been determined by the Compensation Committee, the Compensation Committee is currently considering an exchange offer of a large group of underwater stock options as mentioned in Proposal 3 above. It is likely that any exchange of Mr. Patterson’s options will be based upon the same exchange ratio formula as is used in connection with any simultaneous exchange of options under the 2000 Plan as discussed in the preceding Proposal.

PROPOSED AMENDMENT

     The terms of Mr. Patterson’s stock option agreement do not either expressly permit or prohibit the cancellation of the stock option in exchange for a new incentive award. Therefore, the Company is asking the stockholders to approve an amendment to the terms of Mr. Patterson’s option agreement to permit the Compensation Committee to offer to exchange Mr. Patterson’s options for a smaller number of shares of restricted stock. Because the Compensation Committee has not yet determined the exchange ratio by which Mr. Patterson’s option will be substituted for restricted stock, the exact value of the benefit to Mr. Patterson cannot be determined.

FEDERAL INCOME TAX CONSEQUENCES

     If the foregoing proposed amendment is approved and Mr. Patterson elects to accept an offer from the Company to exchange his February 1, 2000 stock option, the cancellation of this option pursuant to such an exchange would not be a taxable event. Upon the issuance of restricted stock in substitution of the cancelled option, the federal income tax consequences would be the same as described under the section heading “Federal Income Tax Consequences” set forth in Proposal 2 above, and would vary depending upon whether Mr. Patterson makes a Section 83(b) election under the Internal Revenue Code as discussed in the subsection regarding “Restricted Stock” under the “Federal Income Tax Consequences” section of Proposal 2.

RECOMMENDATION

     The Company’s Board of Directors unanimously recommends a vote “For” the proposed amendment to the Company’s February 1, 2000 Stock Option Agreement with Mr. Patterson.

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PROPOSAL 5
INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected Grant Thornton LLP (“GT”) as the independent public accountants to audit the Company’s financial statements for the fiscal year ending October 31, 2004. Representatives of GT are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions. While ratification of the Company’s selection of accountants by the Company’s shareholders is not required, in the event of a negative vote on such ratification, the Company’s Audit Committee will reconsider its selection. GT audited the Company’s financial statements for the years ended October 31, 2003 and 2002.

     The Company first engaged GT as its independent auditors on August 9, 2002 after dismissing Arthur Andersen LLP (“Andersen”) as its independent auditors on that same date. During the years ended October 31, 2000 and 2001 and through the date of GT’s appointment as the Company’s independent auditors, the Company did not consult with GT with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

     The reports of Andersen on the Company’s consolidated financial statements for each of the Company’s fiscal years ended October 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2000 and 2001 and through the interim period from November 1, 2001 through August 9, 2002, (i) there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure that, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter in connection with its report on the Company’s consolidated financial statements for such years and (ii) there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K. Following Andersen’s dismissal as the Company’s auditors on August 9, 2002, the Company relied on the provisions of Item 304T(b)(2) since Andersen no longer provided the required letter confirming whether it agrees or disagrees with the statements made in the foregoing disclosure.

Fees and Independence

     Audit Fees. GT billed the Company an aggregate of $80,500 for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended October 31, 2003, and in conjunction with its review of the Company’s financial statements included in the Company’s Forms 10-Q for fiscal 2003. GT billed the Company an aggregate of $63,000 for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended October 31, 2002 and its review of the Company’s financial statements included in the Company’s Form 10-Q during the third quarter of fiscal 2002. Andersen was paid $6,000 for professional services rendered in conjunction with the review of the Company’s financial statements included in the first and second quarter Forms 10-Q for fiscal 2002.

     Audit Related Fees. GT did not bill the Company for any audit-related services not included in the preceding paragraph during the 2003 and 2002 fiscal years.

     Tax Fees. GT did not bill the Company for any tax consulting or related services during the 2003 and 2002 fiscal years.

     All Other Fees. GT did not bill the Company for any other products or services not included in the preceding paragraphs during the 2003 and 2002 fiscal years.

     The Audit Committee of the Board of Directors, in response to new federal corporate governance regulations, has established a written policy to pre-approve audit and non-audit related services to be provided by the Company’s independent auditor prior to engaging the auditor for such purposes. Pursuant to the policy, the Audit Committee will annually review the services and fees that the auditor may provide to the Company during the following 12 months. Following such review, the Committee will issue a statement to the Company’s Chief Financial Officer as

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to the general services and fees that the Committee has pre-approved. The pre-approval generally extends for a period of 12 months or such shorter period as may be specifically indicated by the Committee. All other services to be performed by the auditors that are not included in the Committee’s annual pre-approval statement must be submitted to the Committee in advance for specific approval.

RECOMMENDATION

     The Board of Directors unanimously recommends that shareholders vote “For” the appointment of Grant Thornton LLP as the Company’s independent public accountants.

REPORT OF AUDIT COMMITTEE

January 8, 2004

To the Board of Directors of XETA Technologies, Inc.:

The Audit Committee oversees XETA’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. We have reviewed and discussed with management and with the independent auditors the Company’s audited financial statements as of and for the year ended October 31, 2003.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2003.

The Audit Committee,

Donald T. Duke, Chairman
Ronald L. Siegenthaler
Robert D. Hisrich
Ron B. Barber

RELATED TRANSACTIONS

     Mr. Barber is a shareholder in the law firm of Barber & Bartz, a Professional Corporation, which serves as outside general counsel to the Company. During the fiscal year ended October 31, 2003, the Company paid legal fees to Barber & Bartz in the approximate amount of $137,678.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, (ii) Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and (iii) written representations made to the Company by its directors and officers, the Company knows of no director, officer, or beneficial owner of more than ten percent of the Company’s Common Stock who has failed to file on a timely basis reports of beneficial ownership of the Company’s Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

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STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company’s stock price as an index assuming $100 invested on November 1, 1998, along with the composite prices of companies listed in the SIC Code (Telephone, Telegraph Apparatus) Index and the Nasdaq Market Index.

	1998	1999	2000	2001	2002	2003
XETA TECHNOLOGIES, INC.	100.00	219.02	243.67	81.13	24.11	128.45
SIC CODE INDEX	100.00	201.85	229.15	59.00	24.63	48.92
NASDAQ MARKET INDEX	100.00	165.06	194.13	97.35	78.33	113.76

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SHAREHOLDER PROPOSALS AND COMMUNICATIONS WITH DIRECTORS

     Under regulations of the Securities and Exchange Commission, shareholders are entitled to submit proposals on matters appropriate for shareholder action at subsequent Annual Meetings of the Company in accordance with those regulations. In order for shareholder proposals for the Company’s next Annual Meeting to be eligible for consideration for inclusion in the proxy statement and proxy relating to such meeting, they must be received by the Company no later than October 4, 2004. Such proposals should be directed to XETA Technologies, Inc., 1814 West Tacoma, Broken Arrow, Oklahoma 74012, Attention: CEO.

     The Board of Directors has not established a formal process for shareholders to follow to send communications to the Board or its members, as the Company’s policy has been to forward to the Board any shareholder correspondence it receives that is addressed to the Directors. Shareholders who wish to communicate with the Directors may do so by sending their correspondence to the Company’s headquarters at 1814 West Tacoma, Broken Arrow, OK 74012.

CORPORATE GOVERNANCE—CODE OF CONDUCT

     The Company has adopted a financial officer Code of Ethics applicable to the Chief Executive Officer, Chief Financial Officer, and any principal accounting officer, controller and other persons performing similar functions. A copy of this Code of Ethics is included with this Proxy Statement as Appendix D.

ANNUAL REPORT ON FORM 10-K

     A complete copy of the Company’s annual report on Form 10-K, excluding exhibits, is included in the Annual Report provided to shareholders concurrently with this Proxy Statement. The Company will provide a copy of any exhibits to the Form 10-K to any shareholder who requests a copy and pays the Company’s reasonable expenses in furnishing such copy. The Company will advise the shareholder of the specific amount of such expenses after receiving the request. Shareholders may submit their requests to Corporate Secretary, XETA Technologies, Inc., 1814 W. Tacoma, Broken Arrow, OK 74012.

NO INCORPORATION BY REFERENCE

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation, Audit Committee Report, and the Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such reports or graph be incorporated by reference into any future filings made by the Company under those statutes.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

By Order of the Board of Directors

/s/ Robert B. Wagner

Robert B. Wagner
Secretary

Broken Arrow, Oklahoma
February 13, 2004

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Appendix A

XETA TECHNOLOGIES, INC.
AUDIT COMMITTEE CHARTER
October 9, 2003

     In order to improve the effectiveness of the Board of Directors’ oversight of the corporate audit process of XETA Technologies, Inc. (the “Corporation”), to strengthen the independence and involvement of those Directors charged with such oversight, and to enhance mechanisms for accountability among the Corporation’s outside auditors and its management, the Board of Directors hereby adopts this formal written charter for the XETA Technologies, Inc. Audit Committee of the Board of Directors.

I.	Constitution of Audit Committee

               There is hereby created a committee of the Corporation’s Board of Directors to be known as the Audit Committee. The Committee shall be appointed by the Board of Directors in accordance with the qualifications and other rules governing membership on the Committee as set forth in Section III below.

               This charter governs the operations of the Audit Committee. The Committee shall review and assess the charter at least annually and obtain the Board of Directors’ approval of the charter.

II.	Purpose

               The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to oversee the Corporation’s accounting and financial reporting functions by providing independent review and oversight of the financial reporting processes, internal controls and the Corporation’s independent auditors. In so doing, it is the responsibility of the Committee to maintain free and open communication between and among the Audit Committee, the Corporation’s independent auditors, and management of the Corporation.

III.	Composition

A.	Number

The membership of the Audit Committee shall be composed of no fewer than three (3) directors.

B.	Qualifications

Each Audit Committee member shall qualify as an “independent director,” and shall be able to read and understand fundamental financial statements, including a corporation’s Statement of Financial Condition, Income Statement, Reconciliation

of Retained Earnings, and its Statement of Changes in Financial Position and Cash Flows. In addition, at least one (1) member of the Audit Committee shall qualify as an “audit committee financial expert” as defined by SEC regulations.

               For purposes of this Charter, “independent director” means a person that (i) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation except in his or her capacity as a member of the Board, and (ii) who is not an “affiliated person” of the Corporation as defined by SEC regulations, and (iii) who qualifies as “independent” under the criteria of Nasdaq Rule 4200, unless the Board, under exceptional and limited circumstances, determines that it is in the best interests of the Corporation and its shareholders for an individual who does not so qualify to serve on the Committee, provided that any such person may not serve under this exception for longer than two years and may not serve as the chair of the committee, and (iv) who does not own or control 20% or more of the Corporation’s voting securities (or such lower amount as may be established by SEC regulations).

IV.	Responsibilities and Duties

               The following shall be the principal duties and responsibilities of the Audit Committee. These functions serve as a guide with the understanding that the Audit Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. Notwithstanding the foregoing, the Committee is not responsible for certifying the Corporation’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Corporation’s financial statements and disclosures rests with management and the independent auditors.

A.	Pre-approval of auditing and non-audit services

(1)	Pre-approve all auditing services and all non-prohibited (i.e., those not proscribed by law or regulation), non-audit services provided to the Corporation by the auditor of the Corporation, other than as provided in the following subparagraph (2).

(2)	Pre-approval is not required with respect to non-audit services for the Corporation if:

(a)	The aggregate amount of all such non-audit services provided to the Corporation is not more than five percent (5%) of the total amount of revenues paid by the Corporation to its auditor during the fiscal year in which the non-audit services are provided;

(b)	Such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

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(c)	Such services are promptly brought to the attention of the Audit Committee of the Corporation and approved by the Audit Committee prior to the completion of the audit.

(3)	The Audit Committee may delegate to one (1) or more designated members of the Audit Committee the authority to grant the pre-approvals required by subparagraph (1). The decisions of any Audit Committee member to whom authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

B.	Review of Reports and Documents

(1)	Review with management and the independent auditors, prior to public dissemination, the Corporation’s annual audited financial statements, interim financial statements, and any reports (including the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q) or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the Corporation’s independent accountants. These reviews shall include the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and discussions with the independent auditors regarding the matters required to be discussed by Statement of Auditing Standards No. 61.

(2)	Receive and review, prior to filing its audit report with the SEC, a report from the independent auditor on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

(3)	Receive and review required reports from attorneys regarding material violations of securities law or breaches of fiduciary duty by the Company or any agent thereof.

(4)	Perform any other review functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations or resolutions or directives by the Board.

C.	Independent Accountants

(1)	Select, retain and when appropriate, terminate the independent auditors. The independent auditors report directly to the Audit Committee.

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(2)	Review with the Corporation’s independent auditors and management the overall scope and plans for their annual audit and the areas of audit focus

(3)	Review and assess, at least annually, the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner. This review and evaluation should include:

(a)	a review of the written report of the independent auditor that delineates all relationships between the independent auditor and the Corporation that the auditors believe may impact their independence and objectivity, which report should be submitted to the Committee at least annually, and discuss with the independent auditor and management the scope of any such disclosed relationship and their actual or potential impact on the independent auditor’s independence and objectivity; and

(b)	confirmation of the rotation of the audit partners (as defined in Rule 2-01 of Regulation S-X) to ensure that the independent auditor remains independent under such Rule.

(4)	Determine and obtain appropriate funding from the Corporation for payment of the Corporation’s independent accountants.

D.	Financial Reporting Processes

(1)	In consultation with the independent auditors and management, review the integrity of the Corporation’s financial reporting processes, both internal and external, and the adequacy and effectiveness of the accounting and financial controls, including the Corporation’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

(2)	Review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

(3)	Meet separately periodically with management and the independent auditors to discuss issues and concerns warranting committee attention and provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee. The Committee shall also review with the independent auditor any audit problems or difficulties and management’s response.

(4)	Consider and approve major changes to the Corporation’s accounting principles and practices as suggested by its independent accountants.

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E.	Compliance

(1)	Review management’s monitoring of the Corporation’s compliance with laws, regulations and corporate policies to assure that the Corporation’s financial statements, reports and other financial information satisfy legal requirements.

(2)	Perform any other activities consistent with this charter, the Corporation’s Bylaws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate related to the financial affairs of the Corporation or its external audit.

F.	Audit Committee Report

(1)	Present a report in the annual proxy statement reflecting the Audit Committee’s findings resulting from its financial reporting oversight responsibilities.

G.	Other Advisors

(1)	Engage independent counsel and other advisors, as determined necessary to carry out the duties of the Audit Committee.

(2)	Determine and obtain appropriate funding from the Corporation for compensation of any advisors employed by the Audit Committee under subparagraph (1).

H.	Complaint Procedures

(1)	Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters.

(2)	Establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matter.

I.	Related Party Transactions

Review and approve all “related-party transactions,” meaning those transactions required to be disclosed by SEC Regulation S-K, Item 404.

V.	Structure and Authority

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               The Audit Committee shall designate one (1) of its members to serve as chairman and one (1) of its members to serve as secretary to keep a record of its meetings which shall be held not less than four (4) times a year, and shall report the results of its meetings to the full board at the next regularly scheduled board meeting. Each member of the Audit Committee shall have complete access during normal business hours to such business records and information, and shall be authorized to discuss corporate matters with the Corporation’s employees and officers, as may be necessary and appropriate to carry out his responsibilities as a member of the Audit Committee and representative of the shareholders.

VI.	Accountability

               The Audit Committee shall annually obtain a formal written statement from the Corporation’s outside auditor (i) acknowledging the outside auditor’s ultimate accountability to the Corporation’s Audit Committee as representatives of the Corporation’s shareholders and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate and propose in any proxy statement the outside auditor to be recommended for shareholder approval) and (ii) delineating all relationships between said auditors and the Corporation, consistent with Independence Standards Board Standard No. 1 and shall investigate and engage in serious dialogue with said auditors regarding any disclosed relationships or services that could reasonably impact the auditors’ objectivity or independence and, when necessary, shall take appropriate action to oversee and ensure the independence of the outside auditors.

VII.	Annual Evaluation.

               The Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable.

VIII.	Effective Date

               This Audit Charter, as amended, shall become effective as of the 9th day of October, 2003.

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Appendix “B”

XETA TECHNOLOGIES, INC.
NOMINATING COMMITTEE CHARTER

Purpose

     This charter (“Charter”) governs the operations of the Nominating Committee (“Committee”) of the Board of Directors (the “Board”) of XETA Technologies, Inc. (the “Company”). The Committee has been appointed by the Board to assist the Board by identifying individuals qualified to become Board members, and recommending to the Board the Director nominees for the next annual meeting of shareholders.

Organization

     This Committee is organized by the Board pursuant to the National Association of Securities Dealers, Inc. (“NASD”) Rule 4200(c)4, and shall be comprised of at least one (1), and no more than five (5), Directors. All members of the Committee shall meet the independence requirements of, and satisfy all other criteria imposed on the Committee pursuant to the federal securities laws and the rules and regulations of the Securities and Exchange Commission and Nasdaq.

     Further qualifications of individuals eligible to serve on the Committee shall be determined by the Board and all members shall be elected annually by the Board. The Committee shall be subject to the provisions of the Company’s Bylaws relating to committees of the Board, including those provisions relating to removing committee members and filling vacancies.

Responsibilities

     This Committee shall be responsible for selecting, or recommending for the Board’s selection, qualified candidates for Board membership. Such duties shall be performed annually in time for the annual meeting of shareholders and as needed for filling vacancies that may occur between annual meetings of shareholders.

     Director nominees shall be selected on the basis of broad experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board duties. The Committee shall be responsible for assessing the appropriate balance of skills and characteristics required of Board members. The Committee shall use reasonable efforts to attract a diversified membership and shall ensure timely compliance with Nasdaq rules related to independence.

     The Committee shall annually review its performance and the adequacy of this Charter and shall recommend changes to the Board as appropriate.

     The Committee shall undertake all further actions and discharge all further responsibilities imposed upon it from time to time by the Board, the federal securities laws or the rules and regulations of the SEC or Nasdaq.

Meetings

     The Committee will normally meet once a year, in conjunction with a regular meeting of the Board of Directors, or on a more frequent basis if necessary to carry out its responsibilities. Upon the request of the Board, the Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

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Appendix C

XETA TECHNOLOGIES, INC.

2004 OMNIBUS STOCK INCENTIVE PLAN

1.	Establishment and Purpose.

     There is hereby adopted the XETA Technologies, Inc. 2004 Omnibus Stock Incentive Plan (the “Plan”). The Plan shall be in addition to the XETA Technologies 2000 Stock Option Plan. The Plan is intended to promote the interests of the Company and the stockholders of the Company by providing officers, other employees of the Company, directors who are not employees of the Company, and other persons who are expected to make a long-term contribution to the success of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and/or to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interest more closely to the interest of stockholders.

2.	Definitions.

     As used in the Plan, the following definitions apply to the terms indicated below:

(a)	“Award Agreement” shall mean the written agreement between the Company and a Participant evidencing an Incentive Award.

(b)	“Board of Directors” shall mean the Board of Directors of the Company.

(c) “Cause,” when used in connection with the termination of a Participant’s employment by the Company, shall mean (i) the Participant’s willful and continued failure to substantially perform his duties (other than any such failure resulting from the Participant’s incapacity due to physical or mental impairment); (ii) the willful conduct of the Participant which is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise, or (iii) the conviction of the Participant for a felony by a court of competent jurisdiction. The Committee shall determine whether a termination of employment is for Cause.

(d)	“Change in Control” shall mean any of the following occurrences:

(i)	any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange

Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	during any period of not more than two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board of Directors or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)	the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as herein above defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(iv)	the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)	“Committee” shall mean the Compensation Committee of the Board of Directors. The Committee shall consist of two or more persons each of whom is an “outside director” within the meaning of Section 162(m) of the Code and a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act (or who satisfies any other criteria for administering employee benefit plans as may be specified by the Securities and Exchange

Commission in order for transactions under such plan to be exempt from the provisions of Section 16(b) of the Exchange Act).

(g)	“Company” shall mean XETA Technologies, Inc., an Oklahoma corporation.

(h)	“Common Stock” shall mean the common stock of the Company, $0.001 par value per share.

(i)	“Disability” shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or a Subsidiary of the Company and applicable to such Participant or, if such long-term disability plan is not applicable to the Participant, then a “permanent and total disability” which enables the Participant to be eligible for and receive a disability benefit under the Federal Social Security Act ; or (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code.

(j)	“Effective Date” shall mean the date upon which this Plan is adopted by the Board of Directors.

(k)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(l)	“Executive Officer” shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

(m)	“Exercise Date” shall mean the date on which a Participant may exercise an Incentive Award.

(n)	“Fair Market Value” of a share of Common Stock, as of a date of determination, shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (iii) if the shares of Common Stock are not then listed on the Nasdaq Stock Market, the average of the highest reported bid and lowest reported asked prices for the shares of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as determined by the Committee in good faith.

(o)	“Incentive Award” shall mean an Option, Tandem SAR, Stand-Alone SAR, Restricted Stock grant, Phantom Stock grant or Stock Bonus granted pursuant to the terms of the Plan.

(p)	“Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code.

(q)	“Issue Date” shall mean the date established by the Company on which shares of Restricted Stock shall be registered in the name of the Participant pursuant to the terms of Section 10(e) of the Plan.

(r)	“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(s)	“Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 7 of the Plan.

(t)	“Participant” means any person who is both eligible to receive an Incentive Award pursuant to the Plan (as set forth in Section 5) and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(u)	“Phantom Stock” shall mean the right, granted pursuant to Section 11 of the Plan, to receive in cash the Fair Market Value of a share of Common Stock.

(v)	“Plan” shall mean this 2004 Omnibus Stock Incentive Plan, as amended from time to time.

(w)	“Reference Value” shall mean, with respect to Stand-Alone SARs, the greater of the Fair Market Value or the value given by the Compensation Committee.

(x)	“Restricted Stock” shall mean a share of Common Stock that is granted pursuant to the terms of Section 10 hereof and that is subject to the restrictions set forth in Section 10 of the Plan.

(y)	“Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act.

(z)	“Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder.

(aa)	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ab)	“Stand-Alone SAR” shall mean a stock appreciation right granted pursuant to Section 9 of the Plan that is not related to any Option.

(ac)	“Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 12 of the Plan.

(ad)	“Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(ae)	“Tandem SAR” shall mean a stock appreciation right granted pursuant to Section 8 of the Plan that is related to an Option.

(af)	“Termination of employment,” or words of similar import, in the Plan shall be deemed, (i) when applied to non-employee Directors, to mean “termination of service as a director,” and (ii) when applied to employee-Directors, to mean “termination of service as an employee and a director.” Reference to “termination of employment,” or words of similar import, in the Plan shall not be deemed to apply to persons who were not employees or a director of the Company or a Subsidiary of the Company.

(ag)	“Vesting Date” shall mean the date established by the Committee on which an Incentive Award may vest.

3.	Stock Subject to the Plan.

(a)	Shares Available for Awards.

The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 600,000 shares (subject to adjustment as provided herein). The total number of shares reserved for issuance hereunder may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. The grant of a Tandem SAR shall not reduce the number of shares of Common Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Upon the exercise of any Tandem SAR, the related Option shall be canceled to the extent of the number of shares of Common Stock as to which the Tandem SAR is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Incentive Awards under the Plan. Subject to adjustment under Section 3(c) below, the maximum number of shares of Common Stock that may be issued under the Plan shall be increased as of November 1 each year, beginning November 1, 2004, by three percent (3%) of the total number of shares of Common Stock that are issued and outstanding on the immediately preceding October 31st. Any provision herein to the contrary notwithstanding, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options granted hereunder shall not exceed 600,000, subject to adjustment under Section 3(c) below.

(b)	Individual Limitation.

The total number of shares of Common Stock subject to Incentive Awards (including Incentive Awards payable in cash but denominated as shares of Common Stock, i.e., Stand-Alone SARs and Phantom Stock), awarded to any employee during any tax year of the Company, shall not exceed 250,000 shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

(c)	Adjustment for Change in Capitalization.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock that may thereafter be issued in connection with Incentive Awards, (ii) the number and kind of shares of stock issued or issuable in respect of outstanding Incentive Awards, and (iii) the exercise price, grant price, or purchase price relating to any Incentive Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

(d)	Re-Use of Shares.

The following shares of Common Stock shall again become available for Incentive Awards: any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; any shares of Restricted Stock forfeited; and any shares in respect of which a stock appreciation right is settled for cash.

4.	Administration of the Plan.

     The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, canceled, forfeited, exchanged, or surrendered; to grant Incentive Awards in replacement of Incentive Awards previously granted under the Plan or under any other plan of the Company, including without limitation a grant of Stock Options or Restricted Stock in exchange for a Participant’s agreement to cancel a higher-priced stock option or options previously granted to such Participant; to subject shares of Stock to which an Award may relate to rights of repurchase or rights of refusal in favor of the Company under the circumstances and upon the terms set forth in an Award Agreement; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent in accordance with Section 162(m)of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee may, in its absolute discretion and without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment, or otherwise adjust any of the terms of such Option or Stand-Alone SAR (provided, however, that with respect to Incentive Stock Options, no such change shall be made that would cause the Incentive Stock Options to become Non-Qualified Stock Options unless both the Participant and the Company expressly agree to such change), and (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Phantom Stock or otherwise adjust any of the terms applicable to such share.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

5.	Eligibility.

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be all employees and directors of the Company and its Subsidiaries and such other persons whom the Committee determines are expected to make a contribution to the Company. The Committee may grant Incentive Awards to any, all or none of such eligible persons at any time, from time to time, during the term of the Plan.

6.	Awards Under the Plan; Award Agreement.

     The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

     Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement that shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7.	Options.

(a)	Identification of Options.

Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

(b)	Exercise Price.

Each Award Agreement with respect to an Option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the Option. The Option exercise price per share shall be set by the Committee in its discretion on a case by case basis, but in the case of an Incentive Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

(c)	Term and Exercise of Options.

(i)	Unless the applicable Award Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Award Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

(ii)	An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. An Option may also be exercised electronically by notifying the Company’s agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier’s check or wire transfer; (ii) by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the full amount of the exercise price, (iii) by delivering shares of Common Stock owned by the Participant for at least six months with appropriate stock powers, (iv) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Common Stock and to be consistent with the purposes of the Plan, or (v) any combination of the foregoing forms. In determining the number of shares of Common Stock necessary to be delivered to or retained by the Company, such shares shall be valued at their Fair Market Value as of the Exercise Date.

(iii)	Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the Effective Date on which the Option is exercised. In the event of an exercise by way of electronic means, no actual Certificates need be issued.

(d)	Limitations on Incentive Stock Options.

(i)	To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary of the Company) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)	No Incentive Stock Option may be granted to an individual if, at the time of the grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (i) the exercise price per share of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock of the Company, or of its parent or subsidiary corporation, at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(e)	Effect of Termination of Employment.

(i)	Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate for any reason other than death, Disability or Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months (or 120 days in the case of a “Non-Qualified Stock Option”) after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(ii)	Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate on account of the Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(iii)	Unless an applicable Award Agreement issued after the date hereof provides otherwise, if a Participant’s employment with the Company or a Subsidiary of the Company is terminated for Cause, all unexercised Options held by the Participant shall immediately be forfeited.

(f)	Effect of Change in Control.

Upon the occurrence of a Change in Control, (i) Options granted to a Participant, to the extent that they were exercisable at the time of a Change in Control, shall remain exercisable until their expiration notwithstanding the provisions of Section 7(e)(1) and (2) of the Plan, and (ii) Options granted to such Participant, to the extent they were not exercisable at the time of a Change in Control, shall expire at the close of business on the date of such Change in Control. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. Any vested, exercisable Options outstanding at the time of a Change in Control shall be cashed out, converted to options of the acquiring entity, assumed by the acquiring entity or otherwise disposed of in the manner provided in any shareholder-approved agreement or plan governing or providing for such Change in Control (“Change in Control Agreement”); provided that any such cash-out, conversion, assumption or disposition of the Options shall not deprive the Option holder of the inherent value of his Options, measured solely by the excess of the Fair Market Value of the underlying Option shares immediately prior to the Change in Control over the Option exercise price, without the holder’s consent. In the absence of such governing provisions in a Change in Control Agreement, the Committee in its sole discretion may on a case by case basis require any vested, exercisable Options that remain outstanding upon a Change in Control to be cashed out and terminated in exchange for a lump sum cash payment, shares of the acquiring entity or a combination thereof equal in value to the fair market value of the Option, measured in the manner described above, immediately prior to the Change in Control. Any non-vested Options shall terminate upon a Change in Control unless: (i) otherwise provided in the Change in Control Agreement or in a written agreement, such as a severance agreement, between the Company and the Participant; or (ii) the Committee in its sole discretion on a case by case basis elects in writing to waive termination and/or accelerate vesting.

8.	Tandem SARs.

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted.

(a)	Benefit Upon Exercise.

The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the Exercise Date over (ii) the option exercise price per share of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

(b)	Term and Exercise of Tandem SAR.

(i)	A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

(ii)	The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent that the number of shares of Common Stock remaining subject to such Option is less than the number of shares then subject to such Tandem SAR. Such Tandem SARs shall be canceled in the order in which they become exercisable.

(iii)	No Tandem SAR shall be assignable or transferable otherwise than together with its related Option, and any such transfer or assignment will be subject to the provisions of Section 20 of the Plan.

(iv)	A Tandem SAR shall be exercisable by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. A Tandem SAR may also be exercised electronically by notifying the Company’s agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the

Tandem SAR is related. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

9.	Stand-Alone SARs.

(a)	Benefit Upon Exercise.

The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the Exercise Date over (ii) the Reference Value of the Stand-Alone SAR. Such payments shall be made as soon as practicable after the effective date of such exercise.

(b)	Term and Exercise of Stand-Alone SARs.

(i)	Unless the applicable Award Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Award Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

(ii)	A Stand-Alone SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. A Stand-Alone SAR may also be exercised electronically by notifying the Company’s agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

(c)	Effect of Termination of Employment.

The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to the exercise of Stand-Alone SARs.

(d)	Effect of Change in Control.

Upon the occurrence of a Change in Control, (i) Stand-Alone SARs granted under the Plan, to the extent exercisable at the time of a Change in Control, shall remain exercisable until their expiration notwithstanding the provisions of Section 7(e) of the Plan that are incorporated into this Section 9, and (ii) Stand-Alone SARs not exercisable at the time of a Change in Control shall expire at the close of business on the date of such Change in Control. Any vested, exercisable Stand-Alone SARs shall, upon a Change in Control, be cashed out, converted, assumed or otherwise disposed of in the same manner as applies to Options under Section 7(f).

10.	Restricted Stock.

(a)	Issue Date and Vesting Date.

At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company or a Subsidiary of the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be registered in the grantee’s name and evidenced in accordance with the provisions of Section 10(e) of the Plan. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) of the Plan are satisfied, and except as provided in Section 10(g) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) of the Plan shall lapse.

(b)	Conditions to Vesting.

At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

(c)	Restrictions on Transfer Prior to Vesting.

Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

(d)	Dividends on Restricted Stock.

The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

(e)	Restricted Stock Certificates.

Each Restricted Stock Award may be evidenced in such a manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates and by a Restricted Stock Award Agreement setting forth the terms of such Restricted Stock award. To the extent a stock certificate is issued, the Secretary of the Company shall hold such certificates for the Participant’s benefit until the Vesting Date or until the Restricted Stock is forfeited to the Company. The Company shall not cause a stock certificate to be issued in the name of a Participant prior to the Vesting Date unless it has received a stock power duly endorsed by the Participant in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 2004 Omnibus Stock Incentive Plan of XETA Technologies, Inc. and an Award Agreement entered into between the registered owner of such shares and XETA Technologies, Inc. A copy of such Plan and Award Agreement is on file in the office of the Secretary of XETA Technologies, Inc., 1814 West Tacoma, Broken Arrow, Oklahoma 74012.

Such legend shall not be removed until such shares vest pursuant to the terms of the applicable Award Agreement.

(f)	Consequences of Vesting.

Upon the vesting of a share of Restricted Stock pursuant to the terms of the applicable Award Agreement, the restrictions of Section 10(c) of the Plan shall lapse, except as otherwise provided in the Award Agreement. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e) of the Plan.

(g)	Effect of Termination of Employment.

(i)	Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee’s amendment authority pursuant to Section 4 of the Plan, upon the termination of a

Participant’s employment by the Company or any Subsidiary of the Company for any reason other than Cause, any and all shares that have not vested as of the date of such termination shall be immediately forfeited by the Participant and transferred to the Company, provided that if the Committee, in its sole discretion and within thirty (30) days after such termination of employment notifies the Participant in writing of its decision not to terminate the Participant’s rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. If shares of Restricted Stock are forfeited in accordance with the provision of this Section 10, the Company shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(ii)	In the event of the termination of a Participant’s employment for Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such termination shall be immediately forfeited by the Participant and transferred to the Company, together with any dividends paid on such shares.

(h)	Effect of Change in Control.

Upon the occurrence of a Change in Control, (i) all restrictions on outstanding vested shares shall immediately lapse, and (ii) all outstanding shares of Restricted Stock that have not theretofore vested shall immediately expire and be cancelled unless the Committee in its sole discretion on a case by case basis, in writing, elects to waive such expiration and cancellation

(i)	Special Provisions Regarding Restricted Stock Awards.

The Committee may designate on a case-by-case basis whether Restricted Stock Awards are intended to be “performance based compensation” within the meaning of Code Section 162(m). The vesting of Restricted Stock so designated shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, limited to and based on one or more of the following criteria: specified levels of or increases in the Company’s (i) return on equity, (ii) earnings per share, (iii) total earnings, (iv) earnings growth, (v) return on capital, (vi) return on assets, (vii) economic value added, (viii) earnings before interest and taxes, (ix) sales growth, (x) gross margin return on investment, (xi) increase in the FMV of the shares, (xii) share price (including, but not limited to, growth measures and total shareholder return), (xiii) net operating profit, (xiv) net income, (xv) cash flow (including, but not limited to, operating cash flow and free cash flow),

(xvi) cash flow return on investments (which equals net cash flow divided by total capital), (xvii) internal rate of return, or (xviii) increase in net present value or expense targets. Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. Such shares shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

11.	Phantom Stock.

(a)	Vesting Date.

At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) of the Plan are satisfied, and except as provided in Section 11(d) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

(b)	Benefit Upon Vesting.

Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount equal to the sum of (i) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

(c)	Conditions to Vesting.

At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

(d)	Effect of Termination of Employment.

(i)	Subject to such other provisions as the Committee may set forth in the applicable Award Agreement, and to the Committee’s amendment authority pursuant to Section 4 of the Plan, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant’s termination of employment for any reason other than Cause.

(ii)	In the event of the termination of a Participant’s employment for Cause, all shares of Phantom Stock granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

(e)	Effect of Change in Control.

Upon the occurrence of a Change in Control, all outstanding shares of Phantom Stock that have not theretofore vested shall immediately expire and be cancelled unless the Committee in its sole discretion on a case by case basis, in writing, elects to waive such expiration and cancellation.

(f)	Special Provisions Regarding Phantom Stock Awards.

The Committee may designate on a case by case basis whether Phantom Stock Awards are intended to be “performance based compensation” within the meaning of Code Section162 (m). The grant of Phantom Stock so designated shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, limited to and based on one or more of the following criteria: specified levels of or increases in the Company’s (i) return on equity, (ii) earnings per share, (iii) total earnings, (iv) earnings growth, (v) return on capital, (vi) return on assets, (vii) economic value added, (viii) earnings before interest and taxes, (ix) sales growth, (x) gross margin return on investment, (xi) increase in the FMV of the shares, (xii) share price (including, but not limited to, growth measures and total shareholder return), (xiii) net operating profit, (xiv) net income, (xv) cash flow (including, but not limited to, operating cash flow and free cash flow), (xvi) cash flow return on investments (which equals net cash flow divided by total capital), (xvii) internal rate of return, or (xviii) increase in net present value or expense targets. Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. Such shares shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

12.	Stock Bonuses.

In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.	Rights as a Stockholder.

No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c) of the Plan, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.	No Special Employment Rights; No Right to Incentive Award.

Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or any Subsidiary of the Company or interfere in any way with the right of the Company or any Subsidiary of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

15.	Securities Matters.

(a)	The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof and of the applicable Award Agreement, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)	The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The

Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.	Withholding Taxes.

Whenever cash is to be paid pursuant to an Incentive Award, the Company (or its agent) shall have the right to deduct there from an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Incentive Award, the Company (or its agent) shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement, with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award, by electing to have the Company (or its agent) withhold from delivery shares of Common Stock having a fair market value equal to the minimum amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the “Tax Date”). Fractional share amounts shall be settled in cash.

17.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Code Section 83(b).

18.	Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

19.	Amendment or Termination of the Plan.

The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or to the extent such approval is required by the rules of Nasdaq or any stock exchange on which the Common Stock is listed. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4 of the Plan, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Incentive Award.

20.	Transfers Upon Death; Non-Assignability.

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

During a Participant’s lifetime, an outstanding Incentive Award granted to such Participant may only be exercised by the Participant or, in the case of the Participant’s Disability, by the Participant’s legal guardian or attorney-in-fact, and shall not otherwise be transferable. Notwithstanding the foregoing, and subject to the Committee’s sole discretion and any conditions as the Committee may prescribe, a Participant may, with respect to an outstanding Option (unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status), upon providing written notice to the Secretary of the Company, elect to transfer such Option to members of his or her immediate family (including, but not limited to, children, grandchildren, spouse and any other persons included in the definition of “family member” in the General Instructions to Form S-8) or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

21.	Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22.	Failure to Comply.

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary or transferee) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary or transferee) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.	Effective Date and Term of Plan.

The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

24.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Oklahoma, without reference to the principles of conflicts of law.

25.	Participant Rights.

No Participant shall have any claim to be granted any Incentive Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Common Stock certificate to him for such shares.

26.	Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

27.	No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

28.	Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

29.	Interpretation.

The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

Appendix D

Code of Ethics

Preface

The senior financial officers of XETA Technologies, Inc. (the “Company”) hold an important and elevated role in corporate governance. As leaders of the Company’s finance team, the senior financial officers are vested with both the responsibility and the authority to ensure that interests of the stakeholders (including shareholders, customers, suppliers and employees) are appropriately balanced, protected and preserved. Accordingly, this Code of Ethics provides principles that the senior financial officers are expected to adhere to as well as advocate.

Applicability

This Code of Ethics applies to the following officers of the Company:

1.	Principal executive officer (the “Chief Executive Officer”);

2.	Principal financial and accounting officer (the “Chief Financial Officer”); and

3.	Any controller, principal accounting officer or persons performing similar functions (“Other Financial Officers”).

Standards of Ethics

To the best of their knowledge and abilities, the Chief Executive Officer, Chief Financial Officer, and Other Financial Officers will:

1.	Act with honesty and integrity, avoiding actual or apparent conflicts between their personal, private interests and the interests of the Company, including receiving improper personal benefits as a result of their position.

2.	Perform their responsibilities with a view to causing periodic reports filed with or submitted to the Securities and Exchange Commission, or any other public communication, to contain information which is accurate, complete, fair and understandable.

3.	Comply with laws of federal, state and local governments applicable to the Company, and with rules and regulations of private and public regulatory agencies having jurisdiction over the Company.

Compliance

The Chief Executive Officer, Chief Financial Officer and Other Financial Officers shall each certify in writing annually that they have read and understand the foregoing Code of Ethics and that they will comply with the Code of Ethics for as long as they are subject to such policy. These certifications shall be filed with the Audit Committee.

Violations of this Code of Ethics should be promptly reported to the Chairman of the Audit Committee. Questions regarding this Code of Ethics should be directed to the Chairman of the Audit Committee.

Failure to comply with this Code of Ethics is grounds for disciplinary action.

2

XETA TECHNOLOGIES, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
April 6, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack R. Ingram and Donald T. Duke, or either of them, as proxies and attorneys for the undersigned (with full power to act alone and to designate substitutions), hereby revoking any prior Proxy, and hereby authorizes them to represent the undersigned and to vote as designated below, all the shares of Common Stock of XETA Technologies, Inc. held of record by the undersigned on February 24, 2004, at the Annual Meeting of Shareholders to be on held April 6, 2004, or any adjournment or postponement thereof.

1.	ELECTION OF DIRECTORS: ☐ FOR all nominees listed below ☐ WITHHOLD AUTHORITY

(01) RON B. BARBER (02) DONALD T. DUKE (03) ROBERT D. HISRICH
(04) JACK R. INGRAM (05) RONALD L. SIEGENTHALER

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.	PROPOSAL TO APPROVE THE XETA TECHNOLOGIES 2004 OMNIBUS STOCK INCENTIVE PLAN.

☐	For	☐	Against	☐	Abstain

3.	PROPOSAL TO AMEND THE COMPANY’S 2000 STOCK OPTION PLAN TO PERMIT THE EXCHANGE OF OUTSTANDING OPTIONS FOR NEW OPTIONS OR RESTRICTED STOCK.

☐	For	☐	Against	☐	Abstain

4.	PROPOSAL TO AMEND THE COMPANY’S FEBRUARY 1, 2000 STOCK OPTION AGREEMENT WITH LARRY PATTERSON TO PERMIT THE EXCHANGE OF SUCH OPTION FOR RESTRICTED STOCK.

☐	For	☐	Against	☐	Abstain

5.	PROPOSAL TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE 2004 FISCAL YEAR.

☐	For	☐	Against	☐	Abstain

6.	IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for the five foregoing proposals.

     NOTE: Signature(s) should follow exactly as your name appears on your stock certificate. In case of joint ownership, each owner should sign. Executors, administrators, guardians, trustees, etc. should add their title as such and where more than one executor, etc. is named, a majority must sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer.

(Signature)	(Print Name)

(Signature)	(Print Name)

Dated: ___________________________, 2004.